UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   September 16, 2002


              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)



Delaware                                 333-77054                13-3320910
----------------------------     -----------------------     -------------------
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                           Identification No.)


11 Madison Avenue, 5th Floor, New York, New York                   10010
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (212)  325-2000
                                                  ------------------------------


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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ITEM 5.       Other Events

            Attached as an exhibit are the Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Credit Suisse First Boston Corporation which are hereby filed pursuant to such letter.

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-77054) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

            Any statement or information contained in the Structural Term Sheets, Collateral Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.       Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99)                                Structural Term Sheets,
                                                Collateral Term Sheets and
                                                Computational Materials prepared
                                                by Credit Suisse First Boston
                                                Corporation in connection with
                                                ABFS Mortgage Loan Trust 2002-3,
                                                Mortgage Pass-Through
                                                Certificates, Series 2002-3.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CREDIT SUISSE FIRST BOSTON MORTGAGE
                                   SECURITIES CORPORATION



September 18, 2002
                                   By:    /s/ Fiachra O'Driscoll
                                       -----------------------------------------
                                         Name:   Fiachra O'Driscoll
                                         Title:  Vice President

                                INDEX TO EXHIBITS




                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------
(99)              Structural Term Sheets, Collateral              (E)
                  Term Sheets and Computational Materials
                  prepared by Credit Suisse First Boston
                  Corporation in connection with
                  ABFS Mortgage Loan Trust 2002-3,
                  Mortgage Pass-Through
                  Certificates, Series 2002-3.